EXHIBIT 23.1
                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the Incorporation by reference in this Registration Statement of Discovery Laboratories,Inc. on Form S-8 of our report dated January 26, 1998 (with respect to Note L, March 5, 1998) appearing in the Annual Report on Form 10-KSB for the year ended December 31, 1997.


                                  /s/ Richard A. Eisner & Company, LLP
                                  _______________________________________
                                  Richard A. Eisner & Company, LLP

New York, New York
July 23, 1998